UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2013

Regional Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35477	57-0847115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 West Butler Road

Greenville, South Carolina 29607

(Address of principal executive offices) (zip code)

(864) 422-8011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Regional Management Corp. (the “Company”), together with certain of its subsidiaries (collectively with the Company, the “Borrowers”), amended the terms of its senior secured revolving credit facility pursuant to a Joinder and Second Amendment to the Fourth Amended and Restated Loan and Security Agreement (the “Amendment”), dated March 29, 2013, among the Borrowers, the financial institutions listed in the Amendment (the “Lenders”), and Bank of America, N.A., as agent for the Lenders.

The Amendment provides for the addition of four new subsidiaries of the Company as borrowers under the senior secured revolving credit facility: Regional Finance Company of Georgia, LLC; RMC Financial Services of Florida, LLC; Regional Finance Company of Louisiana, LLC; and Regional Finance Company of Mississippi, LLC.

The foregoing description is a summary of the material terms of the Amendment. This summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Joinder and Second Amendment to the Fourth Amended and Restated Loan and Security Agreement, dated as of March 29, 2013, by and among the lenders named therein, Bank of America, N.A., as the agent, and Regional Management Corp., Regional Finance Corporation of South Carolina, Regional Finance Corporation of Georgia, Regional Finance Corporation of Texas, Regional Finance Corporation of North Carolina, Regional Finance Corporation of Alabama, Regional Finance Corporation of Tennessee, Regional Finance Company of New Mexico, LLC, Regional Finance Company of Oklahoma, LLC, Regional Finance Company of Missouri, LLC, Regional Finance Company of Georgia, LLC, RMC Financial Services of Florida, LLC, Regional Finance Company of Louisiana, LLC, and Regional Finance Company of Mississippi, LLC, as borrowers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date: April 4, 2013	By:	/s/ Donald E. Thomas
Donald E. Thomas
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Joinder and Second Amendment to the Fourth Amended and Restated Loan and Security Agreement, dated as of March 29, 2013, by and among the lenders named therein, Bank of America, N.A., as the agent, and Regional Management Corp., Regional Finance Corporation of South Carolina, Regional Finance Corporation of Georgia, Regional Finance Corporation of Texas, Regional Finance Corporation of North Carolina, Regional Finance Corporation of Alabama, Regional Finance Corporation of Tennessee, Regional Finance Company of New Mexico, LLC, Regional Finance Company of Oklahoma, LLC, Regional Finance Company of Missouri, LLC, Regional Finance Company of Georgia, LLC, RMC Financial Services of Florida, LLC, Regional Finance Company of Louisiana, LLC, and Regional Finance Company of Mississippi, LLC, as borrowers.